Interest Expense - Summary of Interest Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure Of Interest Expense [Abstract]
Interest incurred and similar charges	$ 3,550	$ 3,448	$ 2,732
Less: interest capitalised	(876)	(622)	(725)
Other net losses on fair value hedges of debt	169	114	4
Accretion expense	902	1,102	1,192
Total	$ 3,745	$ 4,042	$ 3,203